SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 02, 2017

(Date of earliest event reported)

Commission File No.: 0-25969

URBAN ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                                                                  52-1166660
(State or other jurisdiction of incorporation or organization)                                                                     (I.R.S. Employer Identification No.)

1010 Wayne Avenue 14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

Urban One, Inc. (the "Company") issued a press release setting forth the results for its quarter ended September 30, 2017. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated November 02, 2017: Urban One, Inc. Reports Third Quarter Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                 RADIO ONE, INC.

                                                                                 /s/ Peter D. Thompson
November 07, 2017                                               Peter D. Thompson
                                                                                 Chief Financial Officer and Principal Accounting Officer